Exhibit 10.7
FORM OF
SUBSCRIPTION AGREEMENT
[__________], 2007
To the Board of Directors of
Atlas Acquisition Holdings Corp.:
Gentlemen:
     The undersigned hereby subscribes for and agrees to purchase [___] warrants (the “Insider Warrants”) at $1.00 per Insider Warrant, of Atlas Acquisition Holdings Corp., a Delaware corporation (the “Company”), for an aggregate purchase price of $[___] (the “Purchase Price”). The purchase and issuance of the Insider Warrants shall occur simultaneously with the consummation of the Company’s initial public offering of securities (“IPO”) which is being underwritten by Lazard Capital Markets LLC (“Lazard”) and Morgan Stanley & Co. Incorporated (“Morgan Stanley” and, together with Lazard, the “Underwriters”.) The Insider Warrants will be sold to the undersigned on a private placement basis and not part of the IPO.
     At least 24 hours prior to the effective date of the registration statement filed by the Company in connection with the IPO (the “Registration Statement”), the undersigned shall deliver the Purchase Price to American Stock Transfer & Trust Company (“AST”) to hold in an account until the Company consummates the IPO. Simultaneously with the consummation of the IPO, AST shall deposit the Purchase Price, without interest or deduction, into the trust fund established by the Company for the benefit of the Company’s public stockholders as described in the Registration Statement, pursuant to the terms of an Investment Management Trust Agreement to be entered into between the Company and AST. Simultaneously with the consummation of the IPO, the Company shall issue to the undersigned a warrant certificate or certificates (or, if not certificated, provide documentation reflecting the registration in the name of the undersigned on the warrant ledgers of the Company) representing such fully paid and non-assessable Insider Warrants. In the event that the IPO is not consummated within 14 days of the date the Purchase Price is delivered to AST, AST shall return the Purchase Price to the undersigned, without interest or deduction.
     The undersigned represents and warrants that he has been advised that the Insider Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”); that he is acquiring the Insider Warrants for his account for investment purposes only; that he has no present intention of selling or otherwise disposing of the Insider Warrants in violation of the securities laws of the United States; that he is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act; and that he is familiar with the proposed business, management, financial condition, and affairs of the Company.

     The undersigned acknowledges that certain Insider Warrants subscribed hereto shall be placed in escrow pursuant to an escrow agreement to be entered into among the undersigned, AST, and others until the earlier of the time that the Underwriters’ over-allotment option in connection with the IPO is exercised or expires. In addition, the undersigned agrees that he shall not sell or transfer the Insider Warrants (except to employees of Promethean Investments LLP or to the Company’s directors or special advisors at the same cost per Insider Warrant originally paid by the undersigned and upon execution of an agreement by the transferee to be bound by the restrictions contained in this paragraph) until 90 days after the date on which the Company consummates a merger, capital stock exchange, asset acquisition, or other similar business combination with an operating business (as more fully described in the Registration Statement) and acknowledges that the certificates for such Insider Warrants shall contain a legend indicating such restriction on transferability.
     The Company hereby acknowledges and agrees that so long as the Insider Warrants are held by the undersigned or his affiliates and permitted transferees, (i) the Insider Warrants will not be redeemable by the Company and (ii) the Insider Warrants may be exercised on a cashless basis by surrendering such Insider Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Insider Warrants, multiplied by the difference between the exercise price of the Insider Warrants and the “Fair Market Value” (as defined below) by (y) the Fair Market Value. The “Fair Market Value” shall mean the average reported last sale price of the Company’s Common Stock for the five trading days ending on the trading day prior to the date on which the Insider Warrants are exercised.
     The terms of this agreement and the restrictions on transfers with respect to the Insider Warrants may not be amended without the prior written consent of Lazard and Morgan Stanley.
Very truly yours,
[_________________]
Agreed to:
Atlas Acquisition Holdings Corp.
By:
Name:
Title:
American Stock Transfer & Trust Company
By:

Name:
Title:
Lazard Capital Markets LLC
By:
Name:
Title:
Morgan Stanley & Co. Incorporated
By:
Name:
Title: